                                                                       EXHIBIT 2

                                      PROXY


The undersigned hereby appoints, HERBERT A. DENTON, FREDERICK W. WHITRIDGE, JR. AND TERRY W. WARD, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote cumulatively FOR Terry W. Ward and/or Frederick W. Whitridge, Jr. so as to elect the maximum number of them as directors of California Microwave, Inc., a Delaware corporation (the "Company"), to vote FOR the approval of the amendment to the Company's employee stock purchase plan, and to vote FOR the ratification of the selection of Ernst & Young LLP as independent public accountants for the Company, at the annual meeting of the stockholders of the Company to be held on Friday, October 25, 1996 (or any postponements or adjournments thereof) all shares of the common stock, par value $.10 per share of the Company, as to which the undersigned is entitled to vote.

Dated:  October 24, 1996

                                        Clover Capital Management, Inc.


                                        By:/s/   Michael E. Jones
                                           ----------------------
                                           Name:  Michael E. Jones
                                           Title:    President


                               Page 16 of 24 Pages

                                   LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we, FIRST ALBANY CORPORATION the undersigned holder of ***9,300*** securities of CALIFORNIA MICROWAVE INC. MEETING DATE 10/25/96 do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute with full power of substitution

        PROVIDENCE CAPITAL INC.
        ATTN:  HERBERT DENTON
        730 FIFTH AVENUE
        NEW YORK, NY 10019

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.


DATED:  October 17, 1996          SIGNED:       /s/ Richard J. Daly
                                                -------------------
                                                ATTORNEY-IN-FACT


                               Page 17 of 24 Pages

                                   LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we, ONBANK & TRUST COMPANY the undersigned holder of ***6,650*** securities of CALIFORNIA MICROWAVE INC. MEETING DATE 10/25/96 do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute with full power of substitution

                             PROVIDENCE CAPITAL INC.
                             730 FIFTH AVENUE
                             NEW YORK, NY 10019

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.


DATED:  October 21, 1996          SIGNED:       /s/ Richard J. Daly
                                                -------------------
                                                ATTORNEY-IN-FACT


                               Page 18 of 24 Pages

                                   LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we, WACHOVIA BANK OF NC the undersigned holder of ***15,000*** securities of CALIFORNIA MICROWAVE INC. MEETING DATE 10/25/96 do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute with full power of substitution

                      PROVIDENCE CAPITAL INC.
                      730 FIFTH AVENUE
                      NEW YORK, NY 10019


or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.


DATED:  October 21, 1996          SIGNED:       /s/ Richard J. Daly
                                                -------------------
                                                ATTORNEY-IN-FACT


                               Page 19 of 24 Pages